                                                                    EXHIBIT 23.1



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-90926.



                                   /s/ Arthur Andersen LLP



                                   ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
March 31, 1999